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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): January 21, 2003


                            State Street Corporation
                 -----------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Massachusetts                   0-5108                    04-2456637
-----------------------     ------------------------    -----------------------
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                         Identification Number.)

                225 Franklin Street, Boston, Massachusetts       02110
                --------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (617) 786-3000

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Item 5. Other Events.

       In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of State Street Corporation previously filed with the Securities and Exchange Commission (File No. 333-98267), as amended and supplemented, which Registration Statement has been declared effective by the Commission, State Street Corporation is filing the exhibits listed below.

Item 7. Financial Statements and Exhibits.

       (c)  Exhibits.

            4.24 Amended and Restated Trust Agreement for State Street Capital Trust II dated as of January 21, 2003 among State Street Corporation, as Depositor, Bank One Trust Company, N.A. as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee and the Administrative Trustees named therein.

            4.25 Form of Global Capital Securities Certificate for State Street Capital Trust II (included as Exhibit D to Exhibit 4.24).

            4.26 Guarantee Agreement dated as of January 21, 2003 for Street Capital Trust II between State Street Corporation, as guarantor, and Bank One Trust Company, N.A. as Guarantee Trustee.

            4.27 First Supplemental Indenture dated as of January 21, 2003 to the Junior Subordinated Indenture dated as of December 15, 1996 between State Street Corporation and Bank One Trust Company, N.A., as trustee.

            4.28 Form of Floating Rate Medium Term Junior Subordinated Debenture (included as Exhibit A to Exhibit 4.27).

            4.29 Purchase Contract Agreement dated as of January 21, 2003 between State Street Corporation and Bank One Trust Company, N.A., as Purchase Contract Agent.

            4.30 Form of SPACES Certificate (included as Exhibit A to Exhibit 4.29).

            4.31  Form of Separate PACES Certificate (included as Exhibit B to
                  Exhibit 4.29).

            4.32  Form of Separate COVERS Certificate (included as Exhibit C to
                  Exhibit 4.29).

            4.33 Pledge Agreement dated as of January 21, 2003, among State Street Corporation, Bank One, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary, and Bank One Trust Company, N.A. as Purchase Contract Agent.

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         5.5   Opinion of Ropes & Gray, counsel to State Street Corporation, as to the validity of the Common Stock, SPACES, Junior Subordinated Debentures and Guarantee.

         5.6 Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to State Street Corporation and State Street Capital Trust II, as to the validity of the Capital Securities.

         8.1 Tax opinion of Ropes & Gray, counsel to State Street Corporation and State Street Capital Trust II, relating to the Capital Securities.

         8.2 Tax opinion of Ropes & Gray, counsel to State Street Corporation, relating to the SPACES.

         23.4  Consent of Ropes & Gray (included in Exhibit 5.5).

         23.5 Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.6).

         23.6  Consent of Ropes & Gray (included in Exhibit 8.1).

         23.7  Consent of Ropes & Gray (included in Exhibit 8.2).

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STATE STREET CORPORATION

                                           Frederick P. Baughman
                                           ----------------------------------
                                           Name: Frederick P. Baughman
                                                 Title: Senior Vice President,
                                                 Controller and Chief Accounting
                                                 Officer
Date: January 21, 2003

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                                  EXHIBIT INDEX

Exhibit

    4.24 Amended and Restated Trust Agreement for State Street Capital Trust II dated as of January 21, 2003 among State Street Corporation, as Depositor, Bank One Trust Company, N.A. as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee and the Administrative Trustees named therein.

    4.25 Form of Global Capital Securities Certificate for State Street Capital Trust II (included as Exhibit D to Exhibit 4.24).

    4.26 Guarantee Agreement dated as of January 21, 2003 for Street Capital Trust II between State Street Corporation, as guarantor, and Bank One Trust Company, N.A. as Guarantee Trustee.

    4.27 First Supplemental Indenture dated as of January 21, 2003 to the Junior Subordinated Indenture dated as of December 15, 1996 between State Street Corporation and Bank One Trust Company, N.A., as trustee.

    4.28 Form of Floating Rate Medium Term Junior Subordinated Debenture (included as Exhibit A to Exhibit 4.27).

    4.29 Purchase Contract Agreement dated as of January 21, 2003 between State Street Corporation and Bank One Trust Company, N.A., as Purchase Contract Agent.

    4.30   Form of SPACES Certificate (included as Exhibit A to Exhibit 4.29).

    4.31 Form of Separate PACES Certificate (included as Exhibit B to Exhibit 4.29).

    4.32 Form of Separate COVERS Certificate (included as Exhibit C to Exhibit 4.29).

    4.33 Pledge Agreement dated as of January 21, 2003, among State Street Corporation, Bank One, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary, and Bank One Trust Company, N.A. as Purchase Contract Agent.

    5.5 Opinion of Ropes & Gray, counsel to State Street Corporation, as to the validity of the Common Stock, SPACES, Junior Subordinated Debentures and Guarantee.

    5.6 Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to State Street Corporation and State Street Capital Trust II, as to the validity of the Capital Securities.

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    8.1    Tax opinion of Ropes & Gray, counsel to State Street Corporation and
           State Street Capital Trust II, relating to the Capital Securities.

    8.2 Tax opinion of Ropes & Gray, counsel to State Street Corporation, relating to the SPACES. 23.4 Consent of Ropes & Gray (included in
           Exhibit 5.5).

    23.5   Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.6).

    23.6   Consent of Ropes & Gray (included in Exhibit 8.1).

    23.7   Consent of Ropes & Gray (included in Exhibit 8.2).